EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 24, 2007 TO THE

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2007- MARKETPLUS PORTFOLIOS

This Supplement updates the above-referenced Supplement to the Prospectus relating to the MarketPLUS International Core Portfolio, MarketPLUS Mid Cap Value Portfolio, MarketPLUS Large Cap Growth Portfolio and MarketPLUS Large Cap Core Portfolio (“Portfolios”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus as supplemented, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus, as supplemented and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding changes in the portfolio managers of the Portfolios and to provide you with additional information regarding investment strategies.

Information Regarding MarketPLUS Mid Cap Value Portfolio

Effective August 24, 2007, with respect to the Portfolio, “The Investment Strategy” section is revised to include the following: The Adviser for the Active Allocated Portion of the Portfolio may invest up to 20% of the Portfolio’s assets in securities of foreign issuers, including up to 10% of those in developing markets. In addition, with respect to the Portfolio, “The Principal Risks” section is revised to include: Derivatives Risk, Futures and Options Risk, Foreign Securities Risk, Emerging Markets Risk and Real Estate Investing Risk.

Information Regarding MarketPLUS Large Cap Growth Portfolio

Effective August 24, 2007, with respect to the Portfolio “The Principal Risks” section is revised to include: Emerging Markets Risk.

Information in the section “Who Manages the Portfolio” with respect to Marsico Capital Management LLC is supplemented with the following:

On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital Management, LLC (“MCM”), and a company controlled by Mr. Marsico, entered into a definitive agreement with Bank of America Corporation (“BofA”) to repurchase MCM from BofA. Mr. Marsico previously had sold MCM to BofA after MCM’s founding in 1997. This transaction is expected to close during the fourth quarter of 2007, subject to customary conditions including client approvals and other consents.

Information Regarding MarketPLUS Large Cap Core Portfolio

Effective August 24, 2007, with respect to the Portfolio “The Investment Strategy” is revised to include the following: The Adviser for the Active Allocated Portion of the Portfolio may invest up to 20% of the Portfolio’s assets in securities of foreign issuers. In addition, “The Principal Risks” section is revised to include: Foreign Securities Risk.

Information Regarding

MarketPLUS International Core Portfolio

MarketPLUS Mid Cap Value Portfolio

MarketPLUS Large Cap Growth Portfolio

MarketPLUS Large Cap Value Portfolio

Effective June 1, 2007, information in the Prospectus under the heading “Who Manages the Portfolio” is replaced with the following information.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages the Portfolio.

A committee of AXA FMG investment personnel manages the Portfolio. Kenneth T. Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for day-to-day management of the Portfolio. Xavier Poutas assists the lead portfolio manager with day-to-day management of the Portfolio but does not have primary responsibility for management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has had day-to-day management responsibilities for AXA Equitable’s Allocation Portfolios since 2003 and for the Portfolio since May 2007. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Xavier Poutas joined AXA Funds Management Group (“AXA FMG”) in October 2004 as a Fund Administrator and assisted in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and from September 2002 to October 2003, he was a senior auditor with AXA Internal Audit. Prior to 2002 Mr. Poutas held several positions within the AXA Group. Mr. Poutas is responsible for assisting in portfolio analysis and portfolio performance evaluation with respect to the Portfolio.

Information about the lead manager’s compensation, other accounts managed and ownership of securities in the portfolio is available in the Trust’s Statement of Additional Information.